EXHIBIT 10 (i)

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
ANDERSEN ANDERSEN & STRONG, L.C.                               941 East 3300 South, Suite 220
--------------------------------                                  Salt Lake City, Utah, 84106
Certified Public Accountants and Business Consultants                  Telephone 801-486-0096
Member SEC Practice Section of the AICPA
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               CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANT


GLEN MANOR RESOURCES, INC.


We hereby consent to the use of our report dated July 20, 2000, for the period ended June 30, 2000 in the registration statement of Glen Manor Resources, Inc. filed in the registration Form 10SB.


                                           /s/   "Andersen Andersen and Strong"
                                           -------------------------------------
                                           Andersen Andersen and Strong L. L. C.


July 26, 2000
Salt Lake City, Utah


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